================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07657

                      Oppenheimer Developing Markets Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                               Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                                SHARES               VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS-96.6%
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-10.7%
------------------------------------------------------------------------------------------
AUTOMOBILES-1.0%
PT Astra International Tbk                                  26,434,500      $  212,523,857
------------------------------------------------------------------------------------------
DISTRIBUTORS-0.6%
CFAO(1)                                                      3,877,554         138,515,705
------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES-1.3%
Ambow Education Holding Ltd., ADR(2)                         2,272,028          15,449,790
------------------------------------------------------------------------------------------
Estacio Participacoes SA(1)                                 10,866,000         109,360,024
------------------------------------------------------------------------------------------
Kroton Educacional SA(1),(2)                                 5,258,400          54,667,470
------------------------------------------------------------------------------------------
MegaStudy Co. Ltd.(1)                                          499,330          48,498,744
------------------------------------------------------------------------------------------
New Oriental Education & Technology
Group, Inc., Sponsored ADR(2)                                1,775,500          44,813,620
------------------------------------------------------------------------------------------
Zee Learn Ltd.(2)                                            4,901,274           1,493,571
                                                                            --------------
                                                                               274,283,219
------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-3.1%
Ctrip.com International Ltd., ADR(1),(2)                    10,734,799         291,986,533
------------------------------------------------------------------------------------------
Genting Berhad                                              13,621,800          47,853,193
------------------------------------------------------------------------------------------
Genting Singapore plc(2)                                    84,103,000         102,330,577
------------------------------------------------------------------------------------------
Home Inns & Hotels Management, Inc.,
ADR(1),(2)                                                   3,130,205          97,224,167
------------------------------------------------------------------------------------------
Jollibee Foods Corp.(1)                                     55,136,213         112,256,865
                                                                            --------------
                                                                               651,651,335
INTERNET & CATALOG RETAIL-0.4%
B2W Companhia Global do Varejo(1)                           15,109,458          84,807,144
------------------------------------------------------------------------------------------
MEDIA-1.9%
Grupo Televisa SA, Sponsored GDR                            10,044,453         208,522,844
------------------------------------------------------------------------------------------
TV18 Broadcast Ltd.(2)                                      11,612,542           8,574,179
------------------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.(1)                       75,735,589         182,161,709
                                                                            --------------
                                                                               399,258,732
------------------------------------------------------------------------------------------
MULTILINE RETAIL-1.8%
Lojas Americanas SA                                            103,790             754,169
------------------------------------------------------------------------------------------
Lojas Americanas SA, Preference(1)                          30,609,684         255,595,559
------------------------------------------------------------------------------------------
Shinsegae Co. Ltd.(1)                                          544,145         117,838,447
                                                                            --------------
                                                                               374,188,175
------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
GOODS-0.6%
Li Ning Co. Ltd.(1)                                         66,944,500          52,283,390
------------------------------------------------------------------------------------------
Prada SpA, Unsponsored ADR(2)                               13,502,200          66,619,046
                                                                            --------------
                                                                               118,902,436
------------------------------------------------------------------------------------------
CONSUMER STAPLES-25.1%
------------------------------------------------------------------------------------------
BEVERAGES-9.3%
Anadolu Efes Biracilik ve Malt
Sanayii AS                                                   2,657,819          32,264,433
------------------------------------------------------------------------------------------
Carlsberg AS, Cl. B                                          5,896,701         432,925,184
------------------------------------------------------------------------------------------
Companhia de Bebidas das Americas,
Sponsored ADR, Preference                                    8,572,900         294,736,302
------------------------------------------------------------------------------------------
East African Breweries Ltd.                                  7,528,848          13,421,902
------------------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, Sponsored ADR                                      7,360,049         502,028,942
------------------------------------------------------------------------------------------

1 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                                SHARES             VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
---------------------------------------------------------------------------------------------
BEVERAGES CONTINUED
---------------------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                                  55,070,344     $   376,000,515
---------------------------------------------------------------------------------------------
Grupo Modelo SA de CV, Series C                                 4,315,187          26,513,127
---------------------------------------------------------------------------------------------
Nigerian Breweries plc                                        133,183,499          74,764,467
---------------------------------------------------------------------------------------------
SABMiller plc                                                   5,945,304         210,004,966
                                                                              ---------------
                                                                                1,962,659,838
FOOD & STAPLES RETAILING-9.1%
Almacenes Exito SA                                             10,263,704         123,769,626
---------------------------------------------------------------------------------------------
Almacenes Exito SA, GDR(3)                                      2,850,361          34,373,643
---------------------------------------------------------------------------------------------
BIM Birlesik Magazalar AS                                       3,745,852         106,319,353
---------------------------------------------------------------------------------------------
Cencosud SA                                                    14,015,125          85,688,906
---------------------------------------------------------------------------------------------
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar, Sponsored ADR(1)                           8,616,546         315,020,922
---------------------------------------------------------------------------------------------
Dairy Farm International
Holdings Ltd.                                                   7,806,830          66,514,192
---------------------------------------------------------------------------------------------
E-Mart Co. Ltd.(1),(2)                                          1,275,884         327,198,524
---------------------------------------------------------------------------------------------
Etablissements Economiques du
Casino Guichard-Perrachon SA                                    1,596,890         142,257,380
---------------------------------------------------------------------------------------------
Magnit                                                          3,448,981         335,280,546
---------------------------------------------------------------------------------------------
Magnit OJSC, Sponsored GDR                                      4,744,030         105,424,088
---------------------------------------------------------------------------------------------
Sun Art Retail Group Ltd.(2)                                    1,852,000           2,617,489
---------------------------------------------------------------------------------------------
Wal-Mart de Mexico SAB de
CV, Series V                                                   92,227,836         248,227,020
---------------------------------------------------------------------------------------------
Wumart Stores, Inc.                                            20,885,000          43,451,368
                                                                              ---------------
                                                                                1,936,143,057
---------------------------------------------------------------------------------------------
FOOD PRODUCTS-2.5%
Tingyi Holding Corp.
(Cayman Islands)                                               95,690,000         308,131,260
---------------------------------------------------------------------------------------------
Want Want China Holdings Ltd.                                 214,355,000         224,834,231
                                                                              ---------------
                                                                                  532,965,491
---------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-1.7%
Hindustan Unilever Ltd.                                        29,471,408         226,460,162
---------------------------------------------------------------------------------------------
Unilever Indonesia Tbk                                         62,595,500         126,405,033
                                                                              ---------------
                                                                                  352,865,195
---------------------------------------------------------------------------------------------
PERSONAL PRODUCTS-2.4%
Colgate-Palmolive (India) Ltd.(1)                               7,014,298         136,483,389
---------------------------------------------------------------------------------------------
Dabur India Ltd.                                               30,849,134          56,786,598
---------------------------------------------------------------------------------------------
Marico Ltd.(1)                                                 30,906,283          87,191,119
---------------------------------------------------------------------------------------------
Natura Cosmeticos SA                                           10,993,300         220,674,532
                                                                              ---------------
                                                                                  501,135,638
---------------------------------------------------------------------------------------------
TOBACCO-0.1%
Eastern Tobacco Co.                                             1,008,380          15,439,391
---------------------------------------------------------------------------------------------
ENERGY-11.6%
ENERGY EQUIPMENT &
SERVICES-1.9%
Eurasia Drilling Co. Ltd., GDR(4)                               5,135,801         134,646,666
---------------------------------------------------------------------------------------------
Eurasia Drilling Co. Ltd., GDR(3),(4)                             149,700           3,924,725
---------------------------------------------------------------------------------------------
Tenaris SA, ADR                                                 7,234,242         269,692,542
                                                                              ---------------
                                                                                  408,263,933
---------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-9.7%
BG Group plc                                                      495,140          10,625,805
---------------------------------------------------------------------------------------------

2 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                            SHARES               VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-----------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
-----------------------------------------------------------------------------------------
Cairn Energy plc(2)                                        31,240,234      $  134,306,637
-----------------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd.                              55,770,500         246,490,369
-----------------------------------------------------------------------------------------
CNOOC Ltd.                                                108,446,000         209,166,345
-----------------------------------------------------------------------------------------
NovaTek OAO, Sponsored GDR(3),(4)                           1,057,839         162,632,386
-----------------------------------------------------------------------------------------
NovaTek OAO, Sponsored GDR(4)                               3,100,634         476,692,110
-----------------------------------------------------------------------------------------
Petroleo Brasileiro SA,
Sponsored ADR                                              16,700,000         418,669,000
-----------------------------------------------------------------------------------------
Tullow Oil plc                                             17,821,547         389,403,137
                                                                           --------------
                                                                            2,047,985,789
-----------------------------------------------------------------------------------------
FINANCIALS-15.9%
-----------------------------------------------------------------------------------------
CAPITAL MARKETS-0.2%
Egyptian Financial Group-
Hermes Holding SAE(2)                                      22,592,870          41,048,530
-----------------------------------------------------------------------------------------
COMMERCIAL BANKS-5.6%
Banco Davivienda SA(1)                                      3,526,290          36,489,919
-----------------------------------------------------------------------------------------
Banco Santander Chile SA                                  951,207,861          61,077,266
-----------------------------------------------------------------------------------------
Bancolombia SA, Sponsored ADR                               1,898,295         109,645,519
-----------------------------------------------------------------------------------------
Commercial International Bank                              20,266,818          78,471,143
-----------------------------------------------------------------------------------------
Credicorp Ltd.                                              1,080,100         117,320,462
-----------------------------------------------------------------------------------------
Grupo Financiero Inbursa
SA de CV                                                   52,758,322          98,623,811
-----------------------------------------------------------------------------------------
HDFC Bank Ltd., ADR                                         8,764,463         242,425,047
-----------------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                              6,489,950         188,922,445
-----------------------------------------------------------------------------------------
PT Bank Central Asia Tbk                                   22,324,100          19,795,554
-----------------------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd.                       36,625,400         130,636,210
-----------------------------------------------------------------------------------------
Standard Bank Group Ltd.                                    8,542,028         104,154,034
                                                                           --------------
                                                                            1,187,561,410
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL
SERVICES-4.0%
BM&F BOVESPA SA                                            74,847,798         408,934,246
-----------------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS                               69,722,054         219,603,024
-----------------------------------------------------------------------------------------
Hong Kong Exchanges &
Clearing Ltd.                                              12,111,000         201,821,347
-----------------------------------------------------------------------------------------
JSE Ltd.                                                    1,389,475          12,415,583
                                                                           --------------
                                                                              842,774,200
-----------------------------------------------------------------------------------------
INSURANCE-1.0%
AIA Group Ltd.                                             70,492,800         221,643,709
-----------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &
DEVELOPMENT-3.4%
Hang Lung Group Ltd.                                       19,209,750         102,749,205
-----------------------------------------------------------------------------------------
Hang Lung Properties Ltd.                                  50,153,881         152,110,215
-----------------------------------------------------------------------------------------
Medinet Nasr for Housing &
Development Co.(2)                                            1,118,820         2,286,158
-----------------------------------------------------------------------------------------
Multiplan Empreendimentos
Imobiliarios SA                                             5,308,800         106,272,879
-----------------------------------------------------------------------------------------
SM Prime Holdings, Inc.(1)                                1,178,547,358       345,659,240
                                                                           --------------
                                                                              709,077,697
-----------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-1.7%
Housing Development Finance Corp. Ltd.                     29,056,013         362,807,760
-----------------------------------------------------------------------------------------
HEALTH CARE-1.7%
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES-0.3%
Diagnosticos da America                                     9,160,600          66,360,970
-----------------------------------------------------------------------------------------
PHARMACEUTICALS-1.4%
Cipla Ltd.                                                 12,826,053          81,111,036
-----------------------------------------------------------------------------------------
PT Kalbe Farma Tbk                                         89,747,500          35,790,762
-----------------------------------------------------------------------------------------

3 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
---------------------------------------------------------------------------------------------
PHARMACEUTICALS CONTINUED
Sun Pharmaceutical Industries Ltd.                             16,549,664      $  169,152,494
                                                                               --------------
                                                                                  286,054,292
---------------------------------------------------------------------------------------------
INDUSTRIALS-3.8%
---------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.1%
Embraer SA, ADR                                                 8,777,262         223,995,726
---------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-1.4%
Enka Insaat ve Sanayi AS                                       74,035,226         183,392,795
---------------------------------------------------------------------------------------------
SM Investments Corp.                                           10,119,095         122,085,622
                                                                               --------------
                                                                                  305,478,417
---------------------------------------------------------------------------------------------
MACHINERY-0.5%
Shanghai Zhenhua Port Machinery
Co. Ltd., B Shares(1),(2)                                      46,991,029          21,960,459
---------------------------------------------------------------------------------------------
Vallourec SA                                                    1,180,520          80,791,735
                                                                               --------------
                                                                                  102,752,194
---------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE-0.8%
DP World Ltd.(2)                                               17,088,414         176,275,627
---------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-16.5%
---------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.7%
High Tech Computer Corp.                                       22,119,127         363,758,713
---------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.8%
Synnex Technology International Corp.                          71,816,174         172,249,411
---------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-7.5%
Baidu, Inc., ADR(2)                                             2,465,590         322,967,634
---------------------------------------------------------------------------------------------
Mail.ru Group Ltd., GDR(2)                                        626,600          19,299,280
---------------------------------------------------------------------------------------------
NHN Corp.(1),(2)                                                3,710,329         821,734,015
---------------------------------------------------------------------------------------------
Tencent Holdings Ltd.                                          15,526,200         303,270,221
---------------------------------------------------------------------------------------------
Yandex NV, Cl. A(2)                                               5,264,248       115,708,171
                                                                               --------------
                                                                                1,582,979,321
---------------------------------------------------------------------------------------------
IT SERVICES-4.5%
Infosys Ltd.                                                   14,012,157         713,423,289
---------------------------------------------------------------------------------------------
Tata Consultancy Services Ltd.                                 11,083,042         241,532,528
                                                                               --------------
                                                                                  954,955,817
---------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT-1.9%
Epistar Corp.(1)                                               84,248,000         177,456,132
---------------------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                                         88,781,429         223,575,132
                                                                               --------------
                                                                                  401,031,264
---------------------------------------------------------------------------------------------
SOFTWARE-0.1%
Totvs SA                                                        1,231,800          22,206,254
---------------------------------------------------------------------------------------------
MATERIALS-5.1%
---------------------------------------------------------------------------------------------
CHEMICALS-0.4%
Asian Paints Ltd.                                               1,379,905          76,609,618
---------------------------------------------------------------------------------------------
METALS & MINING-4.7%
Anglo American Platinum Ltd.                                    2,982,130         202,514,698
---------------------------------------------------------------------------------------------
Anglo American plc                                              6,895,603         263,515,968
---------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                  13,638,145         288,453,805
---------------------------------------------------------------------------------------------
Vale SA, Sponsored ADR, Preference                             11,121,280         243,222,394
                                                                               --------------
                                                                                  997,706,865

4 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                                     SHARES                     VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-6.2%
----------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-6.2%
America Movil SAB de CV, ADR, Series L                             35,592,472            $     847,812,681
----------------------------------------------------------------------------------------------------------
MTN Group Ltd.                                                     18,426,405                  331,526,911
----------------------------------------------------------------------------------------------------------
Philippine Long Distance
Telephone Co.                                                       2,427,640                  135,459,774
                                                                                         -----------------
                                                                                             1,314,799,366
                                                                                         -----------------
Total Common Stocks (Cost $18,592,175,831)                                                  20,423,716,096

                                                                    PRINCIPAL
                                                                     AMOUNT
----------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES-0.0%
Lojas Americanas SA, 13.15% Cv. Sub. Nts., 9/15/17(1)
(Cost $388,034)                                                         5,732  BRR               7,413,325
----------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES-0.1%
UBS AG, Vietnam Dairy Products
 JSC Equity Linked Nts.(3) (Cost $15,592,839)                       4,911,391                   20,999,639
----------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-3.5%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.20%(1),(5) (Cost $735,756,881)              735,756,881                  735,756,881
----------------------------------------------------------------------------------------------------------
Total Investments, at Value
 (Cost $19,343,913,585)                                                 100.2%              21,187,885,941
----------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                    (0.2)                 (41,728,273)
                                                                  ----------------------------------------
NET ASSETS                                                              100.0%           $  21,146,157,668
                                                                  ========================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

BRR     Brazilian Real

5 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES/PRINCIPAL        GROSS                  GROSS           SHARES/PRINCIPAL
                                        AUGUST 31, 2011       ADDITIONS             REDUCTIONS         NOVEMBER 30, 2011
------------------------------------------------------------------------------------------------------------------------
B2W Compania Global do Varejo                15,109,458                -                     -               15,109,458
Banco Davivienda SA                           2,098,070        1,428,220                     -                3,526,290
CFAO                                          3,877,554                -                     -                3,877,554
Colgate-Palmolive (India) Ltd.                7,149,484                -               135,186                7,014,298
Companhia Brasileira de
Distribuicao Groupo Pao de
Acucar, Sponsored ADR                         8,616,546                -                     -                8,616,546
Ctrip. com International Ltd., ADR            4,144,309        6,590,490                     -               10,734,799
E-Mart Co. Ltd.(a)                            1,453,022                -               177,138                1,275,884
Epistar Corp.                                84,248,000                -                     -               84,248,000
Estacio Participacoes SA                     10,866,000                -                     -               10,866,000
Home Inns & Hotels
Management, Inc., ADR                         1,882,915        1,247,290                     -                3,130,205
Jollibee Foods Corp.                         55,136,213                -                     -               55,136,213
Kroton Educacional SA                         4,379,100          879,300                     -                5,258,400
Li Ning Co. Ltd.                             66,944,500                -                     -               66,944,500
Lojas Americanas SA, Preference(a)           25,092,684        5,517,000                     -               30,609,684
Lojas Americanas SA, 13.15%
Cv. Sub. Nts., 9/15/17(a)                             -            5,732 (b)                 -                    5,732 (b)
Marico Ltd.                                  30,123,895          782,388                     -               30,906,283
MegaStudy Co. Ltd.                              499,330                -                     -                  499,330
NHN Corp.                                     3,987,501                -               277,172                3,710,329
Oppenheimer Institutional
Money Market Fund, Cl. E                    303,088,396    1,185,108,535           752,440,050              735,756,881
Shanghai Zhenhua Port
Machinery Co. Ltd., B Shares                 46,991,029                -                     -               46,991,029
Shinsegae Co. Ltd.                              455,107           89,038                     -                  544,145
SM Prime Holdings, Inc                    1,178,547,358                -                     -            1,178,547,358
Zee Entertainment Enterprises
Ltd.                                         75,735,589                -                     -               75,735,589

                                                                                                              REALIZED
                                                              VALUE                   INCOME                    GAIN
-----------------------------------------------------------------------------------------------------------------------
B2W Compania Global do Varejo                             $   84,807,144            $        -             $          -
Banco Davivienda SA                                           36,489,919               241,032                        -
CFAO                                                         138,515,705                     -                        -
Colgate-Palmolive (India) Ltd.                               136,483,389                     -                   83,440
Companhia Brasileira de
Distribuicao Groupo Pao de Acucar,
 Sponsored ADR                                               315,020,922               354,493                        -
Ctrip. com International Ltd., ADR                           291,986,533                     -                        -
E-Mart Co. Ltd.(a)                                                     - (c)                 -                8,744,079
Epistar Corp.                                                177,456,132                     -                        -
Estacio Participacoes SA                                     109,360,024                     -                        -
Home Inns & Hotels  Management,
Inc., ADR                                                     97,224,167                     -                        -
Jollibee Foods Corp.                                         112,256,865               506,956                        -
Kroton Educacional SA                                         54,667,470                     -                        -
Li Ning Co. Ltd.                                              52,283,390             1,165,065                        -
Lojas Americanas SA, Preference(a)                                     - (c)           383,431                        -
Lojas Americanas SA, 13.15% Cv.
Sub. Nts., 9/15/17(a)                                                  - (c)                90                        -
Marico Ltd.                                                   87,191,119               184,773                        -
MegaStudy Co. Ltd.                                            48,498,744                     -                        -

6 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

                                                                                                              REALIZED
                                                              VALUE                   INCOME                    GAIN
-----------------------------------------------------------------------------------------------------------------------
NHN Corp.                                                    821,734,015                     -                3,948,514
Oppenheimer Institutional
Money Market Fund, Cl. E                                     735,756,881               203,375                        -
Shanghai Zhenhua Port
Machinery Co. Ltd., B Shares                                  21,960,459                     -                        -
Shinsegae Co. Ltd.                                           117,838,447                     -                        -
SM Prime Holdings, Inc                                       345,659,240                     -                        -
Zee Entertainment Enterprises Ltd.                           182,161,709                     -                        -
                                                          -------------------------------------------------------------
                                                          $3,967,352,274            $3,039,215             $ 12,776,033
                                                          =============================================================

   a. No longer an affiliate as of November 30, 2011

   b. Gross addition and Principal amount are reported in Brazilian Real.

   c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $221,930,393 or 1.05% of the Fund's net assets as of November 30, 2011.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Rate shown is the 7-day yield as of November 30, 2011.

7 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of November 30, 2011 based on valuation input level:

                                                                                  LEVEL 3-
                                               LEVEL 1-            LEVEL 2-    SIGNIFICANT
                                             UNADJUSTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                          QUOTED PRICES   OBSERVABLE INPUTS         INPUTS              VALUE
-------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary              $  1,301,697,025   $     952,433,578   $          -   $  2,254,130,603
   Consumer Staples                       3,163,270,007       2,137,938,603              -      5,301,208,610
   Energy                                   688,361,542       1,767,888,180              -      2,456,249,722
   Financials                             1,723,536,032       1,641,377,274              -      3,364,913,306
   Health Care                               66,360,970         286,054,292              -        352,415,262
   Industrials                              583,664,148         224,837,816              -        808,501,964
   Information Technology                   480,181,339       3,016,999,441              -      3,497,180,780
   Materials                                734,190,897         340,125,586              -      1,074,316,483
   Telecommunication Services               847,812,681         466,986,685              -      1,314,799,366
Convertible Corporate Bonds and Notes                 -                  -       7,413,325          7,413,325
Structured Securities                                 -          20,999,639              -         20,999,639
Investment Company                          735,756,881                   -              -        735,756,881
                                       ----------------------------------------------------------------------
Total Investments, at Value              10,324,831,522      10,855,641,094      7,413,325     21,187,885,941
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                   -             211,603              -            211,603
                                       ----------------------------------------------------------------------
Total Assets                           $ 10,324,831,522   $  10,855,852,697   $  7,413,325    $21,188,097,544
                                       ----------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8          |        Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                               TRANSFERS INTO LEVEL  TRANSFERS OUT OF LEVEL  TRANSFERS INTO LEVEL  TRANSFERS OUT OF
                                                 1*                     1**                   2**          LEVEL 2*
-------------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary      $                  -  $        (577,338,269)  $        577,338,269  $              -
   Consumer Staples                      52,273,457           (856,203,197)           856,203,197       (52,273,457)
   Energy                                        -          (1,388,558,447)         1,388,558,447                  -
   Financials                           250,621,783           (593,401,828)           593,401,828      (250,621,783)
   Health Care                                    -                       -                     -                  -
   Industrials                                    -           (129,218,121)           129,218,121                  -
   Information Technology                         -           (350,413,670)           350,413,670                  -
   Materials                            470,801,865           (285,451,127)           285,451,127      (470,801,865)
   Telecommunication Services                     -           (431,556,593)           431,556,593                  -
                               -------------------------------------------------------------------------------------
Total Assets                   $        773,697,105  $      (4,612,141,252)  $      4,612,141,252  $   (773,697,105)
                               -------------------------------------------------------------------------------------

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                     VALUE    PERCENT
--------------------------------------------------------
Brazil                        $ 2,832,690,916      13.4%
India                           2,775,134,944      13.1
Mexico                          2,307,728,940      10.9
China                           1,316,647,941       6.2
Korea, Republic of South        1,315,269,730       6.2
Russia                          1,237,899,801       5.8
United Kingdom                  1,007,856,513       4.8
Hong Kong                         992,438,887       4.7
South Africa                      939,065,031       4.4
Taiwan                            937,039,388       4.4
United States                     735,756,881       3.5
Philippines                       715,461,501       3.4
Cayman Islands                    656,215,101       3.1
Turkey                            541,579,605       2.6
Denmark                           432,925,184       2.0
Indonesia                         394,515,206       1.9
France                            361,564,820       1.7
Colombia                          304,278,707       1.4
Luxembourg                        269,692,542       1.3
United Arab Emirates              176,275,627       0.8
Chile                             146,766,172       0.7
Egypt                             137,245,222       0.6
Thailand                          130,636,210       0.6
Peru                              117,320,462       0.6

9           |       Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)


GEOGRAPHIC HOLDINGS                     VALUE    PERCENT
--------------------------------------------------------
The Netherlands                   115,708,171        0.5
Nigeria                            74,764,467        0.4
Italy                              66,619,046        0.3
Bermuda                            66,514,192        0.3
Malaysia                           47,853,193        0.2
Vietnam                            20,999,639        0.1
Kenya                              13,421,902        0.1
                              --------------------------
Total                         $21,187,885,941      100.0%
                              ==========================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF NOVEMBER 30, 2011 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                    CONTRACT AMOUNT      EXPIRATION                UNREALIZED
 DESCRIPTION                    BUY/SELL         (000'S)            DATE       VALUE  APPRECIATION
--------------------------------------------------------------------------------------------------
BROWN BROTHERS HARRIMAN
Hong Kong Dollar (HKD)               Buy           14,975 HKD    12/1/11 $ 1,927,594 $       5,900
--------------------------------------------------------------------------------------------------
CREDIT SUISSE
Singapore Dollar (SGD)               Buy           13,069 SGD    12/2/11  10,197,067       105,900
--------------------------------------------------------------------------------------------------
STATE STREET
New Turkish Lira (TRY)               Buy           15,064 TRY    12/1/11   8,237,221        99,803
                                                                                     -------------
Total unrealized appreciation                                                        $     211,603
                                                                                     =============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing

10          |        Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,

11         |         Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions

12          |        Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS   November 30, 2011 (Unaudited)

     with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $211,603, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended November 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $84,531,000 and $50,258,972, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities         $19,387,696,446
Federal tax cost of other investments       (4,084,338)
                                       ---------------
Total federal tax cost                 $19,383,612,108
                                       ===============
Gross unrealized appreciation          $ 3,490,772,002
Gross unrealized depreciation           (1,695,733,987)
                                       ---------------
Net unrealized appreciation            $ 1,795,038,015
                                       ===============

13         |         Oppenheimer Developing Markets Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 1/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 1/10/2012

By: /s/ Brian W. Wixted
    ----------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 1/10/2012